December 20, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-1
    Registration No. 333-56303-01

On behalf of Distribution Financial Services RV Trust 1999-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-01

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

December 15, 2001
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-667-7987

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-1
 	    December 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee

By: 	   /s/ Lori M. Swanell
Title:  Assistant Vice President
Date:   December 20, 2001




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Dec-01
Determination Date:            14-Dec-01
Monthly Payment Date:          17-Dec-01
Collection Period Ending:      30-Nov-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               17,937,635.58
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    196,988.73
    Current Monthly Interest Shortfall/Excess                                                                        -188,151.44
    Recoup of Collection Expenses                                                                                      -7,547.96
    Amount of Withdrawal, if any, from Reserve Account                                                                 78,358.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   18,017,282.91

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,588,257.18
    Amount of Interest Payments Received During the Collection Period                                               3,776,408.62
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -188,151.44

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             9,926,255.80
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,239,284.98
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                  78,358.00
    Reserve Account Investment Earnings                                                                                19,463.63
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -254,134.81
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)           10,239,284.98
    Total Ending Reserve Balance                                                                                    9,926,255.80

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,776,408.62
    Scheduled Principal Payments Received                                                                           3,299,859.07
    Principal Prepayments Received                                                                                 10,861,367.89
    Total Interest and Principal Payments Received                                                                 17,937,635.58

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   214,183.29
    minus  Reasonable Expenses                                                                                         17,194.56
    Net Liquidation Proceeds                                                                                          196,988.73
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     196,988.73

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   18,134,624.31
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  511,964,248.85
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      213,318.44
                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  511,964,248.85
    Pool Balance as of the Current Accounting Date                                                                496,312,789.85
    Age of Pool in Months                                                                                                     33

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        506,844,606.36
    Aggregate Note Balance as of Current Accounting Date                                                          491,349,661.95

b)
<VAPTION>
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             102               3,624,780.36         0.730%
    60-89 Days Delinquent             27                1,481,970.92         0.299%
    90-119 Days Delinquent            31                1,127,848.14         0.227%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           25                1,490,232.04         0.300%
    Cumulative Defaults               637              23,749,704.15         4.785%

    Current Month Realized Losses                                                                                   1,456,770.04
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.146%
    Preceding Realized Losses                                                                                         565,687.77
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.057%
    Second Preceding Realized Losses                                                                                1,065,554.15
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.107%
    Cumulative Realized Losses                                                                                     21,139,601.98
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.114%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
                                                                                                                      0.49631110
                                                                                                                      0.49134966
a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         214,294.38
    Class A-4                                                                                                         937,524.40
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              45,114,606.36         15,494,944.41     29,619,661.95
    Class A-4                                                             192,642,000.00                  0.00    192,642,000.00
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    156,514.59
                                                                                                                     -234,872.59


VIIIPOOL STATISTICS
                                                                                                                          8.81%
                                                                                                                             139
TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       18,017,282.91
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                18,018,324.58

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00
